MAINSTAY VP FUNDS TRUST

MainStay VP T. Rowe Price Equity Income Portfolio

(the “Portfolio”)

Supplement dated June 6, 2014 (“Supplement”) to the Summary Prospectuses

and Prospectuses, dated May 1, 2014, as supplemented

Effective November 1, 2015, John D. Linehan will replace Brian C. Rogers as the Portfolio’s portfolio manager. Mr. Linehan joined T. Rowe Price in 1998 and his investment experience dates from 1989. During the past five years, he has served as a portfolio manager and the Head of U.S. Equity for T. Rowe Price.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.